AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 7, 2002

                                                              File No. 333-00641
                                                              File No. 811-07527

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933              |X|
                         POST-EFFECTIVE AMENDMENT NO. 26

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940          |X|
                                AMENDMENT NO. 27

                                  TURNER FUNDS

               (Exact Name of Registrant as Specified in Charter)
                          c/o The CT Corporation System
                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 251-0268

                     (Name and Address of Agent for Service)

                                   JOHN GRADY
                        TURNER INVESTMENT PARTNERS, INC.
                          1235 WESTLAKES DR., SUITE 350
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

                           JAMES W. JENNINGS, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                               1701 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

      TITLE OF SECURITIES BEING REGISTERED...UNITS OF BENEFICIAL INTEREST.

--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)
|_|   on (date) pursuant to paragraph (a) of Rule 485
|_|   on (date) pursuant to paragraph (b) (1)(iii) of Rule 485
|X|   60 days after filing pursuant to paragraph (a)(2)

--------------------------------------------------------------------------------

TURNER
FUNDS

PROSPECTUS

AUGUST 5, 2002

                      Turner Total Return Fixed Income Fund

                             Turner High Yield Fund

                               Investment Adviser:
                        Turner Investment Partners, Inc.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

ABOUT THIS PROSPECTUS

Turner Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:

2        Turner Total Return Fixed Income Fund

5        Turner High Yield Fund

8        Investments and Portfolio Management

9        Purchasing, Selling and Exchanging Turner Funds

14       Dividends and Distributions

14       Taxes

     To obtain more information about Turner Funds, please refer to the Back
                            Cover of the Prospectus.

                                                                    PROSPECTUS 1


--------------------------------------------------------------------------------
                                                                    INTRODUCTION
--------------------------------------------------------------------------------

RISK/RETURN INFORMATION COMMON TO THE TURNER FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Turner Investment Partner, Inc. ("Turner"), the Funds' investment adviser, invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. Turner's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. There is the risk that you could lose money on your investment in the Funds. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Each Fund may be exposed to a single segment or sector of the economy, and the amount of exposure that a Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

2 PROSPECTUS


--------------------------------------------------------------------------------
TURNER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER -- THQFX

CUSIP -- 87252R847

FUND NUMBER -- 1239

INVESTMENT GOAL -- Total return through current income and capital appreciation

INVESTMENT FOCUS -- Fixed income securities of varying maturities and credit quality

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Allocates assets among a variety of U.S. investment grade, U.S. high yield and international fixed income securities

INVESTOR PROFILE -- Investors seeking current income and capital appreciation and who are willing to accept principal risk

PRINCIPAL STRATEGY

The Turner Total Return Fixed Income Fund invests primarily (at least 80% of its assets) in fixed income securities. The Fund may invest in a variety of fixed income securities of varying maturity and credit quality, and may use derivative instruments such as swaps and futures contracts, to achieve its objective.

Turner allocates the Fund's assets across three sectors of the fixed income securities markets: the U.S. investment grade, U.S. high yield (often referred to as "junk bonds" or "high yield/high risk securities") and international sectors. Turner will determine the amount of assets allocated to each such sector from time to time based on its evaluation of economic and market conditions as well as its assessment of the return potential for each sector, and will reallocate assets when appropriate. Turner expects that the Fund's allocation to the U.S. investment grade sector will range between 50% to 90%, while its allocation to the U.S. high yield and international sectors is expected to range from 5% to 30%, and 5% to 20%, respectively.

U.S. INVESTMENT GRADE SECTOR: Turner will invest principally in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, corporate bonds, notes, debentures and commercial paper. When investing the Fund's assets in this sector, Turner may acquire mortgage-backed securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, by certain government sponsored corporations, and by private non-governmental entities, as well as securities backed by receiveables such as credit card loans, automobile loans, home equity loans and leases. All such securities will be rated in one of the four highest ratings categories as published by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or similarly rated by another recognized ratings organization, or, if unrated, determined by Turner to be of comparable quality.

U.S. HIGH YIELD SECTOR: Turner will invest approximately 5% to 30% of the Fund's assets in high yield bonds issued by U.S. corporations, including bonds, notes (both convertible and non-convertible), units consisting of bonds with warrants or stock attached, and debentures (including convertible debentures), as well as zero coupon bonds and "pay in kind" securities. Turner will focus on issues that have a liberal and consistent yield, and/or that tend to have reduced risk of market fluctuations. Securities purchased in this sector will generally be rated BB or lower by S&P and BA or lower by Moody's (or similarly rated by another recognized ratings organization).

INTERNATIONAL SECTOR: Turner will invest approximately 5% to 20% of the Fund's assets in debt securities of issuers organized or having the majority of their assets in or deriving a majority of their operating income in foreign countries, including obligations of foreign governments, foreign companies and supranational entities. Eligible securities may be from issuers located in developed or developing nations, and include American Depositary Receipts ("ADRs"), Brady Bonds, European Depositary Receipts ("EDRs") and Global Depositary Receipts (GDRs"). International securities will generally be limited to those determined to be investment grade by one or more recognized rating organizations, or if unrated determined by Turner to be of comparable quality. The Fund may hold foreign securities and may purchase or sell foreign currencies and/or engage in forward foreign currency transactions to facilitate settlement or minimize foreign currency value fluctuations.

The Fund seeks to produce a return to shareholders in excess of that of the Lehman Brothers Aggregate Bond Index (the "Index"). There are no limits on the individual maturity of a security held by the Fund.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. In addition, the Fund is subject to the risk that, due to Turner's security selection and/or sector allocation, its fixed income securities may underperform other segments of the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Lower-rated or high yield/high risk securities are speculative, may be in default and are more likely to react to developments affecting issues than are more highly rated securities. Adverse economic developments can disrupt the market for such securities and severely affect the ability of issuers to pay interest or repay principal upon maturity.

Investing in issuers in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) that value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. Prepayment risks may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities, and therefore, to assess the volatility risks of the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrates some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.

[BAR CHART]

2000     12.40%

2001      6.38%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.

         BEST QUARTER            WORST QUARTER
             4.68%                  -0.46%
          (12/31/00)              (12/31/01)

                                                                    PROSPECTUS 4


--------------------------------------------------------------------------------
                                           TURNER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2001, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
                                                    1 YEAR         (6/30/99)
--------------------------------------------------------------------------------

TURNER TOTAL RETURN FIXED INCOME
  FUND
  Before taxes on distributions                      6.38%            7.45%
  After taxes on distributions                       2.11%            4.22%
  After taxes on distributions and sale of shares    3.89%            4.38%

Lehman Brothers Aggregate Bond Index(1)              8.42%            8.18%(2)
--------------------------------------------------------------------------------

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. GOVERNMENT OBLIGATIONS, CORPORATE DEBT SECURITIES, AND AAA RATED MORTGAGE-BACKED SECURITIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT-GRADE (BBB) OR HIGHER, WITH MATURITIES OF AT LEAST ONE YEAR.

(2)   THE CALCULATION DATE FOR THE INDEX IS JUNE 30, 1999.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Redemption Fee                                                      2.00%(1)
(as a percentage of amount redeemed, if applicable)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                               CLASS I SHARES
                                                               --------------
Investment Advisory Fees                                            0.50%
Distribution (12b-1) Fees                                           None
Other Expenses                                                      0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.22%
Fee Waivers and Expense Reimbursements                             (0.47)%
NET TOTAL OPERATING EXPENSES                                        0.75%(2)

(1)   APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE.

(2) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE FUND FROM EXCEEDING 0.75% UNTIL AUGUST 5, 2003.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                   1 Year      3 Years    5 Years      10 Years

Turner Total Return
 Fixed Income Fund                  $77         $341       $625         $1,436
--------------------------------------------------------------------------------

5 Prospectus


--------------------------------------------------------------------------------
TURNER HIGH YIELD FUND
--------------------------------------------------------------------------------

FUND SUMMARY

TICKER -- PCSHX

CUSIP -- 872524707

FUND NUMBER -- 889

INVESTMENT GOAL -- High current income and capital appreciation

INVESTMENT FOCUS -- Fixed income securities rated below investment grade

SHARE PRICE VOLATILITY -- High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify high yield securities with capital appreciation potential

INVESTOR PROFILE -- Investors seeking high current income and long-term growth of capital who can withstand the share price volatility and risks of high yield bond investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner High Yield Fund invests primarily (at least 80% of its assets) in fixed income securities rated below investment grade ("high yield" securities, often referred to as "junk bonds"). In selecting investments for the Fund, Turner chooses fixed income securities that offer high current yields as well as capital appreciation potential, including preferred stocks, convertible securities, zero coupon obligations, payment-in-kind bonds, and variable rate securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund will typically invest in securities rated B or BB by S&P or Ba or B by Moody's. Turner does not intend to invest more than 20% of the Fund's assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the Fund to earn less income, but should result in the Fund owning fewer bonds in default (i.e., paying no income).

Turner intends to invest no more than 2% of the Fund's assets in any single issuer. The Fund will limit its investment in any one industry to the lesser of 10% of the Fund's assets or two times that industry's weighting in the Merrill Lynch High Yield Index. Turner will continuously review the credit quality of the bonds in the Fund's portfolio, and will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond's price declines more than 15% as compared to its industry sector.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. High yield bonds generally are less sensitive to interest rate changes.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security.

The Fund is subject to the risk that its particular market segment (high yield, high risk securities) may underperform compared to other market segments or to the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares for three years.*

                        1999                     14.56%
                        2000                     17.60%
                        2001                    -13.33%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PREDECESSOR, THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND COMMENCED OPERATIONS ON MARCH 1, 1998. THE PERFORMANCE INFORMATION REFLECTS THAT OF THE FUND'S PREVIOUS INVESTMENT ADVISER, PENN CAPITAL MANAGEMENT COMPANY, INC. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                    BEST QUARTER            WORST QUARTER
                        7.17%                  -12.18%
                     (12/31/99)              (12/31/00)]

This table compares the Fund's average annual total returns for the periods ended December 31, 2001, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
                                                    1 YEAR         (3/1/98)
--------------------------------------------------------------------------------
TURNER HIGH YIELD FUND - CLASS I SHARES
  Before taxes on distributions                     -13.33%          -6.54%
  After taxes on distributions                      -17.67%         -10.10%
  After taxes on distributions and sale of shares    -7.90%          -6.48%

Merrill Lynch High Yield, Cash pay Index(1)           4.48%           1.54%(2)
--------------------------------------------------------------------------------

(1) THE MERRILL LYNCH HIGH YIELD, CASH PAY INDEX IS AN UNMANAGED PORTFOLIO CONSTRUCTED TO MIRROR THE PUBLIC HIGH YIELD DEBT MARKET (REVISIONS TO THE INDEX ARE EFFECTED WEEKLY). THE INDEX HAS SEVERAL MODULES REPRESENTING DIFFERENT SECTORS OF THE HIGH YIELD MARKET INCLUDING A CASH PAYING MODULE, A ZERO COUPON MODULE, A PAY IN-KIND MODULE, AND A DEFAULTED BOND MODULE. THE INDEX IS A FULLY INVESTED INDEX, WHICH INCLUDES REINVESTMENT OF INCOME.

(2)   THE CALCULATION DATE FOR THE INDEX IS 12/28/98.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

PROSPECTUS 7


--------------------------------------------------------------------------------
                                                          TURNER HIGH YIELD FUND
--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                      Class I Shares   Class II Shares(1)
Redemption Fee
(as a percentage of amount redeemed, if applicable)       2.00%(2)          2.00%(2)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                      Class I Shares   Class II Shares
Investment Advisory Fees                                  0.55%             0.55%
Distribution (12b-1) Fees                                 None              None
Other Expenses                                            0.62%             0.62%
        Shareholder Servicing Fee                         NONE              0.25%
                                                         -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.17%             1.42
Fee Waivers and Expense Reimbursements                   (0.32%)           (0.32)%
NET TOTAL OPERATING EXPENSES                              0.85%(3)          1.10%(3)

(1)   CURRENTLY, CLASS II SHARES ARE NOT BEING OFFERED.

(2)   APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE.

(3) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE FUND FROM EXCEEDING 0.85% FOR CLASS I SHARES AND1.10% FOR CLASS II SHARES UNTIL AUGUST 5, 2003.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                               1 Year    3 Years    5 Years       10 Years
Turner High Yield Fund - Class I Shares         $ 87      $340       $613          $ 1392

Turner High Yield Fund - Class II Shares        $112      $418       $746          $1,674
---------------------------------------------------------------------------------------------

8 PROSPECTUS


--------------------------------------------------------------------------------
INVESTMENTS AND PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI). Of course, there is no guarantee that either Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if Turner believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc. ("Turner"), an SEC-registered adviser, serves as investment adviser to each Fund. As the Funds' adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Turner also ensures compliance with the Funds' investment policies and guidelines. For its services, Turner is entitled to receive base investment advisory fees as follows:

         TURNER TOTAL RETURN FIXED INCOME FUND                0.50%
         TURNER HIGH YIELD FUND                               0.55%

For its services during the most recent fiscal uear, Turner waived its advisory fees related to the Turner Total Return Fixed Income Fund.

As of March 30, 2002, Turner had approximately $9 billion in assets under management. In addition to serving as the investment adviser to the Funds, Turner also serves as investment adviser for the following funds in the Turner Funds complex: Turner Disciplined Large Cap Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Large Cap Value Fund, Turner Midcap Value Fund, Turner Small Cap Value Fund, Turner Technology Fund, Turner Top 20 Fund, Turner Global Top 40 Fund, Turner New Enterprise Fund, Turner Future Financial Services Fund, Turner New Energy & Power Technology Fund, Turner Tax-Managed U.S. Equity Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Equity Fund, and Turner Small Cap Value Opportunities Fund.

PRIOR PERFORMANCE INFORMATION RELATING TO THE TURNER HIGH YIELD FUND

On April 30, 2002, the Board of Trustees of the Turner High Yield Fund (formerly, the Penn Capital Strategic High Yield Bond Fund) voted to approve Turner as interim investment adviser to the High Yield Fund. Subsequently, on [July 31, 2002] shareholders of the Turner High Yield Fund voted to approve Turner as the investment adviser to the Fund. The performance history from the Fund's inception through April 30, 2002 reflects that of its previous adviser, Penn Capital Management Company, Inc.

PORTFOLIO MANAGERS

Each Fund is managed by the team of Roger Early and Paul Matlack. The background of each portfolio manager is set forth below.

Roger A. Early, CFA. CPA, CFP, Chief Investment Officer-Fixed Income, joined Turner in 2002. Previously, Mr. Early was Vice President/Senior Portfolio Manager - Equities and Fixed Income of Rittenhouse Financial (June 2001 to February 2002), and Senior Vice President and Director of Investment Grade Fixed Income, Delaware Investment Advisors (July 1994 to June 2001). He has 20 years of investment experience. Mr. Early is the lead portfolio manager for the Turner Total Return Fixed Income Fund.

Paul A. Matlack, CFA, Senior Portfolio Manager, joined Turner in 2002. Previously, Mr. Matlack was Vice President, Senior Portfolio Manager and co-head of the High Yield Group with Delaware Investment Advisors (September 1989 to September 2000). He has 17 years of investment experience. Mr. Matlack serves as lead portfolio manager for the Turner High Yield Fund.

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                    PROSPECTUS 9


--------------------------------------------------------------------------------
                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the
New Account Application that you receive with this prospectus.
--------------------------------------------------------------------------------

All trades must be received by the Funds' Transfer Agent by 4:00 PM (Eastern
Time). Trades received after 4:00 PM (Eastern Time) will be executed at the following business day's closing price.

Your check must be made payable to the Turner Funds or wires must be sent according to the instructions listed below.

The Funds' minimum initial investment is $2,500 with minimum subsequent purchases of $50. The Funds reserve the right to waive the minimum initial investment.

Once you are a shareholder of the Turner Funds you can do the following:

? PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

    __By regular mail
      The Turner Funds
      P.O. Box 219805
      Kansas City, MO 64121-9805

      By express or overnight mail
      The Turner Funds
      c/o DST Systems Inc
      330 W. 9th Street
      Kansas City, MO 64105

? PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM (Eastern Time) Monday through Friday and press 3 to place a trade.

?     PURCHASE, SELL OR EXCHANGE FUND SHARES ONLINE. Go to
      WWW.TURNERINVESTMENTS.COM, follow the online instructions to enable this service. Existing shareholders can also open additional accounts online.

?     PURCHASE FUND SHARES BY WIRING FUNDS TO:

      United Missouri Bank of Kansas NA
      ABA #101000695
      Account # 9870601168
      Further Credit: name of fund, shareholder name and Turner Funds account number

                                                                  1-800-224-6312

10 PROSPECTUS


--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

The Turner Funds assess no sales charge when you purchase shares of the Funds.

This section tells you how to purchase, sell and exchange shares of the Funds.

PURCHASING TURNER FUND SHARES

CHOOSING CLASS I OR CLASS II SHARES OF THE TURNER HIGH YIELD FUND

Class I and Class II Shares have different expenses and other characteristics. Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account. Class I Shares of each Fund may be exchanged for Class I Shares of another Fund in the Tuner Funds complex and Class II Shares of each Fund may be exchanged for Class II Shares of another Fund in the Turner complex subject to any applicable limitations resulting from the closing of funds to new investors.

Class II Shares are for financial institutions or intermediaries. The Funds' Board approved the Turner High Yield Fund Class II Shares, however, the Fund does not currently offer Class II Shares.

            CLASS I SHARES              CLASS II SHARES
            --------------              ---------------
            No sales charge             No sales charge
            Lower annual expenses       Higher annual expenses
            $2,500 minimum initial investment$2,500 minimum investment

For some investors the minimum initial investment may be lower.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). The Funds may reject any purchase order if they determine that accepting the order would not be in the best interests of the Funds or their shareholders.

TO OPEN AN ACCOUNT:

? BY MAIL -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on page __. Your check must be in U.S. dollars and drawn on a bank located in the United States. The Funds do not accept third party checks, credit card checks, checks issued by internet banks or cash.

? BY WIRE -- Please contact a Turner Funds' representative at 1-800-224-6312 (option 3) to let the representative know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further
Credit: [___________ Fund]. The shareholder's name and account number must be specified in the wire.

? ONLINE -- Existing shareholders can open additional accounts by using their existing account registration and tax ID number. Initial accounts in the Turner Funds cannot be opened via the Internet.

OPENING A NEW ACCOUNT THROUGH THE SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum investment to open your account, you may begin regularly scheduled investments of at least $25 per month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of the net assets of the Fund. The Fund's NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). In order for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time. A purchase order received after 4:00 p.m. Eastern time will be processed using the next Business Day's price.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Shares will not be priced on days on which the New York Stock Exchange is closed for trading.

PURCHASING ADDITIONAL SHARES

? BY MAIL -- Please send your check payable to the Turner Funds along with a signed letter stating the name of the Fund and your account number.

? BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page [__].

? ONLINE -- Current shareholders are eligible to purchase additional shares via our website, www.turnerinvestments.com. These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

SELLING TURNER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail, telephone or via our website. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

? BY MAIL -- If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

? BY PHONE -- When filling out a New Account Application you are given the opportunity to establish telephone redemption privileges. If you elect to take advantage of this privilege you will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and speaking to one of our representatives.

? ONLINE -- Existing shareholders can redeem shares via our website, www.turnerinvestments.com. Redemptions will be funded via check, ACH or wire to the instructions of record.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 12


--------------------------------------------------------------------------------
                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
--------------------------------------------------------------------------------

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

REDEMPTION FEE

As noted in the "Fund Fees and Expenses" sections for each Fund, sales of these Fund shares or exchanges out of these Funds may be subject to a 2% redemption fee. The fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. A Fund reserves the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund. In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be able available until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

EXCHANGING TURNER FUND SHARES

Class I Shares of each Fund may be exchanged for Class I Shares of another fund in the Turner Funds' complex and Class II Shares of each Fund may be exchanged for Class II Shares of another fund in the Turner Funds' complex, subject to any applicable limitations resulting from the closing of funds to new investors. When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by change or through ACH, you may not be able to exchange your shares until your investment has cleared (which for checks may take up to 15 days from the date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly. Your financial institution may charge transaction fees on purchases and/or sales of Fund shares.

TELEPHONE/ONLINE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000 because of redemptions, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

Turner Investment Distributors, Inc. , a registered broker-dealer that is owned and operated by Turner Investment Partners, Inc., is the distributor of the Funds. The Turner High Yield Fund has adopted a Distribution and Shareholder Service Plan for its Class II Shares (the "Class II Plan"). Under the Class II Plan, the Distributor is entitled to receive aggregate fees not exceeding 0.25% of the Fund's Class II Shares' average daily net assets in return for providing a broad range of shareholder services. The performance of Class I and Class II Shares will differ due to differences in expenses.
                                                                  1-800-224-6312

14 PROSPECTUS


--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their income monthly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Funds' net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from the Funds may be taxable whether or not you reinvest them or take them in cash.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of another Turner Fund is treated the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

More information about taxes is in the Funds' SAI.

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 15

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class I Shares of the Funds. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

TURNER TOTAL RETURN FIXED INCOME FUND

FOR THE PERIODS ENDED SEPTEMBER 30:                           2001         2000        1999(1)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $9.98        $9.91       $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                0.61         0.59         0.14
   Realized and unrealized gains (losses) on investments       0.55         0.07        (0.09)
   Total From Investment Operations                            1.16         0.66         0.05

LESS DISTRIBUTIONS
   Distributions from net investment income                   (0.61)       (0.59)       (0.14)
   Distributions from capital gains                              --           --           --
   Total Distributions                                        (0.61)       (0.59)       (0.14)
   Net Asset Value, End of Period                            $10.53        $9.98        $9.91

TOTAL RETURN +                                                11.87%        6.97%        0.48%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                           $5,811      $13,975      $10,009
   Ratio of Net Expenses to Average Net Assets                 0.45%        0.45%        0.45%
   Ratio of Net Investment Income to Average Net Assets        5.95%        6.07%        5.67%
   Ratio of Total Expenses to Average Net Assets               1.58%        1.46%        1.99%
   Portfolio Turnover Rate                                   203.83%      140.02%       39.70%

+    RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) COMMENCED OPERATIONS ON JUNE 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

16 PROSPECTUS


TURNER HIGH YIELD FUND

---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2001           2000          1999(3)        1998(2)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 8.10         $ 8.82         $ 8.91         $10.00

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income                                              0.78           0.79           0.83           0.37

Realized and Unrealized Loss on Investments                       (2.61)         (0.72)         (0.09)         (1.09)

Total From Investment Operations                                  (1.83)          0.07           0.74          (0.72)

LESS DISTRIBUTIONS

Distributions From Net Investment Income                          (0.78)         (0.79)         (0.83)         (0.37)

Distributions From Capital Gains                                     --             --             --             --

Total Distributions                                               (0.78)         (0.79)         (0.83)         10.37

Net Asset Value End of Period                                     $5.49          $8.10          $8.82          $8.91

TOTAL RETURN (1)                                                 (23.66)%         0.56%          8.65%         (7.23)%

RATIOS/SUPPLEMENTAL DATA

Net Assets End of Period (000)                                  $13,977        $32,560        $41,922        $17,842

Ratio of Expenses to Average Net Assets                            0.68%          0.68%          0.68%          0.68%*

Ratio of Net Investment Income to
  Average Net Assets                                              11.18%          8.94%          9.11%         10.04%*

Ratio of Expenses to Average Net Assets
  (Excluding Waivers and Reimbursements)                           1.38%          1.04%          1.14%          2.09%*

Ratio of Net Investment Income to Average Net Assets
  (Excluding Waivers and Reimbursements)                          10.48%          8.58%          8.65%          8.63%*

Portfolio Turnover Rate                                           85.80%         76.00%         96.98%         29.19%

*   ANNUALIZED

(1) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(2) COMMENCED OPERATIONS ON MARCH 1, 1998

(3) ON JANUARY 25, 1999, SHAREHOLDERS OF THE ALPHA SELECT PENN CAPITAL HIGH YIELD BOND FUND (THE "FUND") APPROVED A
    TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TURNER PENN
    CAPITAL HIGH YIELD BOND FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   17 PROSPECTUS


                                     NOTES

                                  TURNER FUNDS

                               INVESTMENT ADVISER

                        Turner Investment Partners, Inc.
                         1235 Westlakes Drive, Suite 350
                                Berwyn, PA 19312

                                   DISTRIBUTOR

                      Turner Investment Distributors, Inc.
                         1235 Westlakes Drive, Suite 350
                                Berwyn, PA 19312

                                  LEGAL COUNSEL

                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated August 5, 2002 includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

BY TELEPHONE:   Call 1-800-224-6312

BY MAIL:        Write to Turner Funds at:
                P.O. Box 219805
                Kansas City, MO 64121-9805

BY INTERNET:    http://www.turnerinvestments.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.

TUR-F-031-01

                                  TURNER FUNDS

                      TURNER TOTAL RETURN FIXED INCOME FUND

                             TURNER HIGH YIELD FUND

                                 AUGUST 5, 2002

                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information is not a prospectus and relates only to the Turner Total Return Fixed Income Fund ("Total Return Fixed Income Fund") and Turner High Yield Fund (each a "Fund" and collectively the "Funds"). It is intended to provide additional information regarding the activities and operations of the Turner Funds (the "Trust") and should be read in conjunction with each Fund's Prospectus dated August 5, 2002. Each Fund's Prospectus may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-3

INVESTMENT OBJECTIVES........................................................S-3

INVESTMENT POLICIES..........................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS........................S-5

INVESTMENT LIMITATIONS......................................................S-21

THE ADVISER.................................................................S-23

THE ADMINISTRATOR...........................................................S-25

DISTRIBUTION AND SHAREHOLDER SERVICES.......................................S-25

TRUSTEES AND OFFICERS OF THE TRUST..........................................S-26

COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-30

PURCHASE AND REDEMPTION OF SHARES...........................................S-32

DETERMINATION OF NET ASSET VALUE............................................S-33

TAXES.......................................................................S-33

PORTFOLIO TRANSACTIONS......................................................S-36

VOTING......................................................................S-38

DESCRIPTION OF SHARES.......................................................S-38

SHAREHOLDER LIABILITY.......................................................S-38

LIMITATION OF TRUSTEES' LIABILITY...........................................S-39

CODE OF ETHICS..............................................................S-39

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................S-39

CUSTODIAN...................................................................S-40

INDEPENDENT AUDITORS........................................................S-40

LEGAL COUNSEL...............................................................S-40

FINANCIAL STATEMENTS........................................................S-40

APPENDIX A...................................................................A-1

                                    THE TRUST

This Statement of Additional Information relates only to the Turner Total Return Fixed Income Fund ("Total Return Fixed Income Fund") and the Turner High Yield Fund ("High Yield Fund") (each a "Fund" and, together the "Funds"). Each is a separate series of Turner Funds (formerly, TIP Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 26, 1996, and amended and restated on February 21, 1997 ("Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio.

On July 31, 2002, shareholders of the Turner Core High Quality Fixed Income Fund voted to change the fund's name to the Turner Total Return Fixed Income Fund (the "Fund"). Historical information presented for the Total Return Fixed Income Fund relates to the Turner Core High Quality Fixed Income Fund. In addition, on July 31, 2002, shareholders of the Turner High Yield Fund, (formerly, the Penn Capital Strategic High Yield Bond Fund), voted to approve the appointment of Turner Investment Partners, Inc, as the adviser to the High Yield Fund. Historical information presented for the High Yield Fund relates to the Penn Capital Strategic High Yield Bond Fund under its previous adviser, Penn Capital Management, Inc.

Capitalized terms not defined herein are defined in the Prospectuses offering shares of the Funds.

                              INVESTMENT OBJECTIVES

TURNER TOTAL RETURN FIXED INCOME FUND - The Total Return Fixed Income Fund seeks total return through current income and capital appreciation.

TURNER HIGH YIELD BOND FUND - The High Yield Bond Fund seeks to maximize income through high current income and capital appreciation.

There can be no assurance that either Fund will achieve its investment objective.

                               INVESTMENT POLICIES

TURNER TOTAL RETURN FIXED INCOME - The Fund invests primarily (at least 80% of its assets) in fixed income securities. The Fund may invest in a variety of fixed income securities of varying maturity and credit quality, and may used derivative instruments such as swaps and futures contracts, to achieve its objective.

The Fund's investment adviser allocates the Fund's assets across three sectors of the fixed income securities markets: the U.S. investment grade, U.S. high yield (often referred to as "junk bonds" or "high yield/high risk securities") and international sectors. Turner Investment Partners, Inc. (the "Adviser" or "Turner"), will determine the amount of assets allocated to each such sector from time to time based on its evaluation of economic and market conditions as well as its assessment of the return potential for each sector, and will reallocate assets when appropriate. Turner expects that the Fund's allocation to the U.S. investment grade sectors will range between 50% to 90% of total assets, while its allocation to the U.S. high yield and international sectors is expected to range from 5% to 30%, and 5% to 20%, respectively.

U.S. INVESTMENT GRADE SECTOR: Turner will invest principally in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, corporate bonds, notes, debentures and commercial paper. When investing the Fund's assets in this sector, Turner may acquire mortgage-backed securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, by certain government sponsored corporations, and by private non-governmental entities, as well as securities backed by receivables such as credit card loans, automobile loans, home equity loans and leases. All such securities will be rated in one of the four highest rating categories as published by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or similarly rated by another recognized ratings organization or, if unrated, determined by Turner to be of comparable quality.

U.S. HIGH YIELD SECTOR: Turner will invest approximately 5% to 30% of the Fund's assets in high yield bonds issued by U.S. corporations, including bonds, notes (both convertible and non-convertible), units consisting of bonds with warrants or stock attached, and debentures (including convertible debentures), as well as zero coupon bonds and "pay in kind" securities. Turner will focus on issues that have a liberal and consistent yield and/or that tend to have reduced risk of market fluctuations. Securities purchased in this sector will generally be rated BB or lower by S&P, or Ba or lower by Moody's (or similarly rated by another recognized ratings organization).

INTERNATIONAL SECTOR: Turner will invest approximately 5% to 20% of the Fund's assets in debt securities of issuers organized or having the majority of their assets in or deriving a majority of their operating income in foreign countries, including obligations of foreign governments, foreign companies and supranational entities. Eligible securities may be from issuers located in developed or developing nations, and include American Depositary Receipts, Brady Bonds, and European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). International securities will generally be limited to those determined to be investment grade by one or more recognized rating organizations, or if unrated deemed by Turner to be of comparable quality. The Fund may hold foreign currencies, and may purchase or sell foreign currencies and/or engage in forward foreign currency transactions to facilitate settlement or minimize foreign currency value fluctuations.

TURNER HIGH YIELD FUND - The High Yield Fund invests primarily (at least 80% of its total assets) in fixed income securities rated below investment grade ("high yield" securities, often referred to as junk bonds. Securities and other financial instruments of issuers that may or may not be paying interests on a current basis and that are currently experiencing financial difficulties including, potentially, companies which are undergoing or are likely to undergo financial restructuring or liquidation, both under and outside of Federal Bankruptcy Code proceedings, are also included in the high yield universe and may be acquired by the Fund. The Fund invests primarily in publicly traded securities, and to a lesser extent, privately placed restricted securities and other financial instruments for which there is a more limited trading market.

Turner believes that the market for high yield securities is relatively inefficient compared to other securities due to the limited availability of information on such securities, the lack of extensive institutional research coverage of and market making activity with respect to many issuers of such securities, the complexity and difficulty of evaluation of such securities, and the limited liquidity, at times, of such securities. The Adviser intends to exploit these inefficiencies using its knowledge and experience in the high yield market. The Fund's adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The Fund will invest primarily in securities rated BB or lower by S&P and/or Ba or lower by Moody's, and may invest in non-rated securities and securities rated in the lowest rating category established by S&P and Moody's. Securities in the lowest ratings categories may be in default. See Appendix A for a discussion of these ratings. Any remaining assets may be invested in equity securities and investment grade fixed income securities. In addition, the Fund may engage in short sales against the box.

              DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Funds may also invest in sponsored or unsponsored, European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). EDRs also represent securities of foreign issuers and are designed for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ASSET-BACKED SECURITIES

Both Funds may invest in asset-backed securities. Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See later in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, Turner will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when Turner or the Sub-Adviser anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets and that such contracts do not exceed 15% of the Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds' adviser believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create. Turner will not use leverage if, as a result, the effective duration of the portfolio of the Short Duration Fund would not be comparable or less than that of a three-year U.S. Treasury note.

LOWER RATED SECURITIES

The Funds may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, Turner could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

TAXES: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Turner Total Return Fund will not invest in options.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from Turner's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Turner monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

SHORT SALES

The Turner High Yield Fund may engage in short sales "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TELECOMMUNICATIONS SECURITIES

The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. Changes in governmental policies, such as telephone and cable regulations, and the need for regulatory approvals may have an adverse effect on the products, services and securities of telecommunications companies. Some telecommunications companies may not have an established history of revenue or earnings at the time of purchase. As a result, dividend income, if any, is likely to be incidental.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interested and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

LOAN PARTICIPATIONS

The Funds may invest in loan participations. Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the fund's fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

                                   THE ADVISER

Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

As of March 31, 2002, Turner had discretionary management authority with respect to approximately $9 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Turner serves as the investment adviser to each Fund under separate investment advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, Turner makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreements provide that Turner shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Turner but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, Turner will bear the amount of such excess. Turner will not be required to bear expenses of any Fund to an extent that would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of an Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to Turner, or by Turner on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 1999, 2000 and 2001 the Funds paid (waived) the following advisory fees and reimbursed the following expenses:

------------------------------------------------------------------------------------------------------------
                                      ADVISORY FEES PAID
                                     (EXPENSES REIMBURSED)                      ADVISORY FEES WAIVED
                           -----------------------------------------    -------------------------------------
                              1999          2000            2001          1999          2000          2001
------------------------------------------------------------------------------------------------------------
Total Return Fixed
Income Fund                ($15,843)      ($60,063)      ($79,729)      $ 28,164      $ 58,586      $143,447
------------------------------------------------------------------------------------------------------------
High Yield Fund(1)         $ 32,747       $ 70,316       ($28,107)      $170,247      $132,433      $127,621
------------------------------------------------------------------------------------------------------------

(1) Information presented on advisory fees refers to the Fund's previous investment adviser, Penn Capital Management Company, Inc.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from Turner. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting in February 2002, the Board requested and received written materials from Turner about (a) the quality of Turner's investment management and other services; (b) Turner's investment management personnel; (c) Turner's operations and financial condition; (d) Turner's brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory fees that Turner charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of Turner's profitability from its Fund-related operations; (h) Turner's compliance systems; (i) Turner's policies on and compliance procedures for personal securities transactions; (j) Turner's reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from Turner presented additional oral and written information to the Trustees to help the Trustees evaluate Turner's advisory fees and other aspects of its Advisory Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and Turner's oral presentation and any other information that the Trustees received at the meeting, and deliberated on the approval of Turner's Advisory Agreement in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of Turner's Advisory Agreement are fair and reasonable; (b) concluded that Turner's fees are reasonable in light of the services that Turner provides to the Funds it advises; and (c) agreed to renew the Agreement for another year.

                                THE ADMINISTRATOR

The Trust and Turner Investment Partners, Inc. (the "Administrator") have entered into an administration agreement (the "Administration Agreement") which took effect on October 1, 2001. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, Turner may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two
(2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

For the fiscal years ended September 30, 1999, 2000 and 2001 the Funds paid the following administrative fees (net of waivers):

            -----------------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID*
                                            ---------------------------------
                                              1999        2000         2001
            -----------------------------------------------------------------
            Total Return Fixed Income
            Fund                            $ 6,411      $55,250      $65,000
            -----------------------------------------------------------------
            High Yield Bond Fund            $68,309      $65,000      $65,000
            -----------------------------------------------------------------

      * Includes fees paid to the Fund's previous administrator, SEI Investments Mutual Fund Services.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Turner Investment Distributors, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds effective October 1, 2001. Turner Investment Distributors, Inc.'s principal place of business is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. The Distributor is a registered broker-dealer subsidiary of Turner Investment Partners, Inc. Formerly, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, served as distributor to the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is Turner Investment Partners, 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

INTERESTED TRUSTEE:

ROBERT E. TURNER (DOB 11/26/56) - Trustee since 1996 - Chairman and Chief Investment Officer of Turner since 1990.

NON-INTERESTED TRUSTEES:

ALFRED C. SALVATO (DOB 01/09/58) - Trustee since 1996 - Treasurer, Thomas Jefferson University Health Care Pension Fund since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee since 1997 - Self-employed. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee since 1996 - Director, TDK Mediactive
- Professor, Loyola Marymount University, since 1984.

EXECUTIVE OFFICERS

STEPHEN J. KNEELEY (DOB 02/09/63) -President and Chief Executive Officer since 1997 - TID Director, President and Co-Chief Executive Officer of Turner - Chief Operating Officer of Turner, 1990-2001.

JOHN H. GRADY, JR. (DOB 06/01/61) - Vice President & Secretary since 2001 - General Counsel and Chief Legal Officer, and Chief Operating Officer of Turner since February, 2001. TID President and Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (October 1995-January 2001).

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary since 1997 - Director of Compliance of Turner since 1992.

BRIAN M. FERKO (DOB 05/6/71) - Vice President & Assistant Secretary since 2000 - TID Vice President, Director of Mutual Fund Administration and Operations for the Turner Funds since 1997. Relationship Manager, SEI Investments (1995-1997).

TODD B. CIPPERMAN (DOB 02/14/66) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1996 - Vice President and Assistant Secretary of SEI Investments since 1995. Previously, Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

PETER GOLDEN (DOB 6/27/64) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2001 - Director of Funds Accounting of SEI Investments since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co., March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman, May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1999 - Vice President and Assistant Secretary of SEI Investments since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Vice President and Assistant Secretary of SEI Investments since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at Dechert Price & Rhoads (1997-1999). Associate at Richter, Miller & Finn (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000-Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (1990-1991).

DIANE J. DRAKE (DOB 7/15/67) - Vice President and Assistant Secretary since 2001
- Deputy Counsel for Turner since October 2001. Previously, Associate, Stradley, Ronon, Stevens & Young, LLP (June 1998 - October 2001). Staff Attorney, Rodney Square Management Corporation (November 1996 - June 1998).

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Salvato and Wholihan and Ms. Sansone currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary and met one time in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Salvato, Grady and Ferko serve as members of the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ten times in the most recently completed fiscal year.

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Turner Funds as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                       SHARES (ALL IN THE TURNER
NAME                  DOLLAR RANGE OF FUND SHARES      FUND'S COMPLEX)
--------------------------------------------------------------------------------
Robert Turner         $0                               over $100,000
--------------------------------------------------------------------------------
Alfred C. Salvato     $0                               $0
--------------------------------------------------------------------------------
Janet F. Sansone      $0                               $1-$10,000
--------------------------------------------------------------------------------
John T. Wholihan      $0                               $1-$10,000
--------------------------------------------------------------------------------

OWNERSHIP IN SECURITIES OF TURNER AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

--------------------------------------------------------------------------------
                                                        VALUE OF     PERCENT OF
                    OWNER AND                        SECURITIES ON   CLASS ON AN
                   RELATIONSHIP            TITLE OF   AN AGGREGATE    AGGREGATE
      TRUSTEE       TO TRUSTEE   COMPANY    CLASS        BASIS          BASIS
--------------------------------------------------------------------------------
Alfred C. Salvato                None
--------------------------------------------------------------------------------
Janet F. Sansone                 None
--------------------------------------------------------------------------------
John T. Wholihan                 None
--------------------------------------------------------------------------------

The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2001, there were four regular meetings and one special meeting of the Board of Trustees. The Trustees received the following compensation from the Trust:

-----------------------------------------------------------------------------------------------------------
                                                     PENSION OR                        TOTAL COMPENSATION
                                AGGREGATE            RETIREMENT       ESTIMATED       FROM TRUST AND FUND
                            COMPENSATION FROM         BENEFITS          ANNUAL           COMPLEX PAID TO
                          TRUST FOR THE FISCAL     ACCRUED AS PART     BENEFITS     TRUSTEES FOR THE FISCAL
   NAME OF PERSON,             YEAR ENDED             OF FUND            UPON              YEAR ENDED
      POSITION             SEPTEMBER 30, 2001         EXPENSES        RETIREMENT       SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------
Robert Turner(1)                    $0                  N/A                N/A          $0 for service on
                                                                                           two Boards
-----------------------------------------------------------------------------------------------------------
Alfred C. Salvato(2)              $15,500               N/A                N/A         $21,200 for service
                                                                                         on two Boards
-----------------------------------------------------------------------------------------------------------
Janet F. Sansone(2)               $14,000               N/A                N/A         $14,000 for service
                                                                                          on one Board
-----------------------------------------------------------------------------------------------------------
Richard Hocker(3)                   $0                  N/A                N/A          $0 for service on
                                                                                           one Board
-----------------------------------------------------------------------------------------------------------
Michael Jones(3)                    $0                  N/A                N/A          $0 for service on
                                                                                           one Board
-----------------------------------------------------------------------------------------------------------
John T. Wholihan(2)               $14,000               N/A                N/A         $14,000 for service
                                                                                          on one Board
-----------------------------------------------------------------------------------------------------------

(1) Mr. Robert Turner, is a Trustee who may be deemed to be an "interested person" of the Trust as the term is defined in the 1940 Act. Mr. Turner is interested by virtue of his controlling ownership interest in the Adviser. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of officers and interested persons of the Trust is paid by Turner.

(2)   Member of the Audit Committee.

(3) Mr. Hocker resigned from the Board of Trustees on May 18, 2001. Mr. Jones resigned from the Board of Trustees on August 17, 2001.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

                      COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 2001 were as follows:

           --------------------------------------------------------------
                       FUND                CLASS         30-DAY YIELD
           --------------------------------------------------------------
           Total Return Fixed Income      Class I           5.39%
           Fund
           --------------------------------------------------------------
           High Yield Fund                Class I           12.03%
           --------------------------------------------------------------

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)(n) = ATV(D), where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATV(D) = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)(n) = ATV(DR) where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATV(DR) = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return before taxes for the Funds from inception through September 30, 2001, and for the one and five year periods ended September 30, 2001, were as follows:

     -------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN
                                                (BEFORE TAXES)
                                   -------------------------------------------
                           CLASS   ONE YEAR    FIVE YEARS   SINCE INCEPTION
     -------------------------------------------------------------------------
     Total Return Fixed
     Income Fund          Class I    11.87%        *             8.54%
     -------------------------------------------------------------------------
     High Yield Fund      Class I   -23.66%        *            -6.90%
     -------------------------------------------------------------------------

     *     Not in operation during the period.

Based on the foregoing, the average annual total return after taxes on distributions for the Funds from inception through September 30, 2001, and for the one and five year periods ended September 30, 2001, were as follows:

     -------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN
                                         AFTER TAXES ON DISTRIBUTIONS
                                   -------------------------------------------
                           CLASS   ONE YEAR    FIVE YEARS   SINCE INCEPTION
     -------------------------------------------------------------------------
     Total Return Fixed
     Income Fund          Class I     9.34%        *             6.05%
     -------------------------------------------------------------------------
     High Yield Fund      Class I   -27.13%        *           -10.34%
     -------------------------------------------------------------------------

     *     Not in operation during the period.

Based on the foregoing, the average annual total return after taxes on distributions and redemption for the Funds from inception through September 30, 2001, and for the one and five year periods ended September 30, 2001, were as follows:

     -------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN
                                   AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
                                   -------------------------------------------
                           CLASS   ONE YEAR    FIVE YEARS   SINCE INCEPTION
     -------------------------------------------------------------------------
     Total Return Fixed   Class I     7.15%        *            5.57%
     Income Fund
     -------------------------------------------------------------------------
     High Yield Fund      Class I   -14.15%        *           -6.70%
     -------------------------------------------------------------------------

    *     Not in operation during the period.

                        PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

Each Fund's net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, Turner, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds of the Trust participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

                        DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator. The Administrator or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If market prices are unavailable or believed to be unreliable, the Sub-Administrator will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

                                      TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectuses. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when Turner might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in a Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares ("In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. Turner cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with investment advisory duties, Turner will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

                             PORTFOLIO TRANSACTIONS

Turner is authorized to select brokers and dealers to effect securities transactions for the Funds. Turner will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Turner generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Turner seeks to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

Turner may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to Turner. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Turner will be in addition to and not in lieu of the services required to be performed by Turner under the Advisory Agreements. If, in the judgment of Turner, a Fund or other accounts managed by Turner will be benefited by supplemental research services, Turner is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Turner will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that Turner will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers. However, Turner may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 1999, 2000 and 2001 the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                              PORTFOLIO TURNOVER RATE
                                ------------------------------------------------
                                        1999             2000              2001
Total  Return  Fixed Income            39.70%           140.02%          203.83%
Fund
--------------------------------------------------------------------------------
High Yield Fund                        96.98%           76.00%            85.80%
--------------------------------------------------------------------------------

The brokerage commissions paid by each Fund for the fiscal years ended September 30, 1999, 2000 and 2001 were as follows:

         -----------------------------------------------------------------
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE
                                               COMMISSIONS PAID
                                    --------------------------------------
                                        1999        2000           2001
         -----------------------------------------------------------------
         Total Return Fixed Income      $64          $0             $0
         Fund
         -----------------------------------------------------------------
         High Yield Fund              $20,815      $14,626        $10,387
         -----------------------------------------------------------------

      Amounts designated as $-- are either $0 or have been rounded to $0

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                              TOTAL AMOUNT OF
                              NAME OF         SECURITIES HELD
        FUND                BROKER/DEALER         BY FUND       TYPE OF SECURITY
        ----                -------------         -------       ----------------
--------------------------------------------------------------------------------
Total Return Fixed       Morgan Stanley Dean      $475,420      Debt
Income Fund                   Witter
--------------------------------------------------------------------------------
High Yield Fund            JP Morgan Chase        $949,951      Debt
--------------------------------------------------------------------------------

                                     VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

                              DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

                              SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the

Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                        LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                                 CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Adviser and Distributor have each adopted Codes of Ethics for its employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      As of July , 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

--------------------------------------------------------------------------------
                                                                     PERCENTAGE
FUND                             NAME AND ADDRESS      NUMBER OF     OF FUND'S
                                OF BENEFICIAL OWNER      SHARES        SHARES
                                -------------------      ------        ------
--------------------------------------------------------------------------------
Turner Total Return                                                     %
Fixed Income Fund
--------------------------------------------------------------------------------
Turner High Yield Fund
--------------------------------------------------------------------------------

                                    CUSTODIAN

PNC Bank acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. PNC Bank is located at 300 Delaware Avenue, Wilmington, DE 19801.

                              INDEPENDENT AUDITORS

The Trust's independent auditors, Ernst & Young LLP, audit the Trust's annual financial statements and review the Trust's tax returns. Ernst & Young, LLP is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, and serves as independent auditors to the Trust.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

The Trust's Financial Statements for the fiscal year ended September 30, 2001, including the Report of Independent Auditors, are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-224-6312 or by writing to Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

                                   APPENDIX A

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

      (a)(1) Agreement and Declaration of Trust of the Registrant, dated January 26, 1996 is incorporated by reference to Exhibit 1 of the Registrant's Registration Statement as filed on February 1, 1996.

      (a)(2) Certificate of Amendment to Agreement and Declaration of Trust dated March 28, 1997, is incorporated by reference to Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 5 as filed on April 10, 1997.

      (a)(3) Certificate of Amendment to the Agreement and Declaration of Trust dated August 17, 2001, is incorporated by reference to Exhibit a(3) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

      (b) By-Laws are incorporated by reference to Exhibit 2 of the Registrant's Registration Statement as filed on February 1, 1996.

      (c)     Not applicable.

      (d)(1) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit 5(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

      (d)(2) Investment Advisory Agreement between the Registrant and Clover Capital Management, Inc., is incorporated by reference to Exhibit 5(b) of the Registrant's Post-Effective Amendment No. 10 as filed on October 15, 1997.

      (d)(3) Investment Advisory Agreement between the Registrant and Penn Capital Management Company, Inc., is incorporated by reference to Exhibit d(3) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

      (d)(4) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit d(4) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

      (d)(5) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc., and Clover Capital Management, Inc., is incorporated by reference to Exhibit d(5) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998 .

      (d)(6) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Penn Capital Management, Inc., is incorporated by reference to Exhibit d(6) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998 .

      (d)(7) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Chartwell Investment Partners, is incorporated by reference to Exhibit d(7) of the Registrant's Post-Effective Amendment No. 14 as filed on March 31, 1999.

      (d)(8) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit d(8) of the Registrant's Post-Effective Amendment No. 22 as filed on February 14, 2002.

      (d)(9) Investment Advisory Agreement between the Registrant and Turner Investment Management LLC, with respect to the Small Cap Equity and Small Cap Value Opportunities Funds, is incorporated by reference to Exhibit (d)(9) of the Registrant's Post-Effective Amendment No. 23 as filed on March 14, 2002.

      (d)(10) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. to be filed by Amendment.

      (e) Distribution Agreement between the Registrant and Turner Investment Distributors, Inc., is incorporated by reference to Exhibit (e) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

      (e)(1)  Amended Schedule

      (f)     Not applicable.

      (g) Custodian Agreement between the Registrant and CoreStates Bank, N.A., is incorporated by reference to Exhibit 8(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

      (h)(1) Administration Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit h(1) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

      (h)(2) Sub-Administration Agreement between Turner Investment Partners, Inc., and SEI Investments Mutual Fund Services, is incorporated by reference to Exhibit h(2) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

      (h)(3) Transfer Agency Agreement between the Registrant and DST Systems, Inc. is incorporated by reference to Exhibit 9(b) of the Registrant's Registration Statement as filed on January 23, 1998.

      (h)(4) Amended Schedule A to the Sub-Administration Agreement between Turner Investment Partners, Inc. and SEI Investment Mutual Funds Services to be filed by Amendment.

      (i) Opinion and Consent of Counsel, is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

      (j) Consent of Independent Auditors, is incorporated by reference to Exhibit (j) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

      (k)     Not applicable.

      (l)     Not applicable.

      (m) Rule 12b-1 plan, is incorporated by reference to Exhibit (m) of the Registrant's Post-Effective Amendment No. 19 as filed on July 11, 2001.

      (n) Rule 18f-3 plan, is incorporated by reference to Exhibit (n) of the Registrant's Post-Effective Amendment No. 19 as filed on July 11, 2001.

      (o)     Not applicable.

      (p)(1) Code of Ethics for the Registrant, is incorporated by reference to Exhibit (p)(1) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.

      (p)(2) Code of Ethics for Turner Investment Partners, Inc., is incorporated by reference to Exhibit (p)(2) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.

      (p)(3) Code of Ethics for SEI Investments Distribution Co., is incorporated by reference to Exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.

      (p)(4) Code of Ethics for Clover Capital Management, Inc., is incorporated by reference to Exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 18 as filed on January 30, 2001.

      (p)(5) Code of Ethics for Turner Investment Distributors, Inc., is incorporated by reference to Exhibit p(6) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

      (p)(6) Code of Ethics for Turner Investment Management LLC is incorporated by reference to Exhibit (p)(7) of the Registrant's Post-Effective Amendment No. 23 as filed on March 14, 2002.

      (q)     Powers of Attorney for Robert E. Turner, Alfred C. Salvato, John
              T. Wholihan, Stephen J. Kneeley, Janet F. Sansone, and Peter Golden, is incorporated by reference to Exhibit (q) of the Registrant's Post-Effective Amendment No. 23 as filed on March 14, 2002.

Item 24. Persons Controlled by or under Common Control with Registrant:

      See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

Item 25. Indemnification:

      Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Advisers:

ADVISERS

TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. ("Turner") is the investment adviser for the Turner Large Cap Growth Opportunities, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Large Cap Value, Turner Midcap Value, Turner Small Cap Value, Turner Small Cap Equity, Turner Small Cap Value Opportunities, Turner Technology, Turner Top 20, Turner Global Top 40, Turner New Enterprise, Turner Disciplined Large Cap Growth, Turner International Opportunities, Turner International Discovery, Turner Top 20 Value, Turner Future Financial Services, Turner New Energy & Power Techology, Turner Healthcare & Biotechnology, Turner Tax Managed U.S. Equity, Turner Core Fixed Income, Turner Core High Quality Fixed Income, Turner Ultra Short Duration Fixed Income, and Turner Short Duration Fixed Income Funds. The principal address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                                                          POSITION WITH OTHER
COMPANY                           OTHER COMPANY                                 COMPANY
----------------------            ----------------------------------------      -------------------
Stephen  J. Kneeley               Westlakes Institutional Portfolios            President
President, Co-Chief Executive
Officer
                                  Alpha Select Funds                            Trustee

                                  ACP Strategic Opportunities Fund II, LLC      President

                                  ACP Continuum Return Fund II, LLC             President

                                  Turner Investment Management, LLC             President, Co-Chief Executive
                                                                                Officer

John H. Grady                     Turner Investment Distributors, Inc.          President
General Counsel - Chief Legal
Officer; Chief Operating          Ascendant Capital Partners                    Managing Member
Officer, Secretary
                                  ACP Strategic Opportunities Fund II, LLC      Executive Vice President &
                                                                                Chief Operating Officer

                                  ACP Continuum Return Fund II, LLC             Executive Vice President &
                                                                                Chief Operating Officer

                                  Turner Investment Management LLC              Chief Operating Officer

Thomas R. Trala                   Turner Investment Distributors, Inc.          Chief Financial Officer
CFO, Treasurer

                                  Ascendant Capital Partners                    Managing Member

                                  ACP Strategic Opportunities Fund II, LLC      Treasurer & Chief Financial
                                                                                Officer

                                  ACP Continuum Return Fund II, LLC             Treasurer & Chief Financial
                                                                                Officer

                                  Turner Investment Management LLC              Chief Financial Officer

Mark D. Turner                    None                                          None
Vice Chairman, Senior Portfolio
Manager

Robert E. Turner, Jr.             Westlakes Institutional Portfolios            Trustee
Chairman, CIO; Co-Chief
Executive Officer                 Episcopal Academy                             Trustee
                                  Merion, PA

                                  Bradley University                            Trustee
                                  Peoria, IL

                                  ACP Strategic Opportunities                   Trustee
                                  Fund II, LLC

                                  ACP Continuum Return Fund II, LLC             Trustee


                                  Alpha Select Funds                            Trustee

Roger A. Early, CIO - Fixed       None                                          None
Income

TURNER INVESTMENT MANAGEMENT LLC

Turner Investment Management LLC is the investment adviser for the Turner Small Cap Equity and Turner Small Cap Value Opportunities Funds. The principal address of Turner Investment Management LLC is c/o 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. TIM is an investment adviser registered under the Advisors Act.

NAME AND POSITION WITH                                                          POSITION WITH OTHER
COMPANY                           OTHER COMPANY                                 COMPANY
----------------------            ----------------------------------------      -------------------
Stephen J. Kneeley                Turner Investment Partners, Inc.              President, Co-Chief Executive Officer
President, Co-Chief Executive
Officer                           Westlakes Institutional Portfolios            President

                                  Alpha Select Funds                            Trustee

                                  ACP Strategic Opportunities Fund II, LLC      President

                                  ACP Continuum Return Fund II, LLC             President

John H. Grady, Jr.                Turner Investment Distributors, Inc.          President
Chief Operating Officer

                                  Ascendant Capital Partners                    Managing Member

                                  ACP Strategic Opportunities Fund II, LLC      Executive Vice President

                                  ACP Continuum Return Fund II, LLC             Executive Vice President

                                  Turner Investment Partners, Inc.              General Counsel - Chief
                                                                                Legal Officer; Chief
                                                                                Operating Officer, Secretary

Thomas DiBella                    None
Chief Investment Officer

Thomas R. Trala                   Turner Investment Distributors, Inc.          Chief Financial Officer
Chief Financial Officer,
Treasurer
                                  Ascendant Capital Partners                    Managing Member

                                  ACP Strategic Opportunities Fund II, LLC      Treasurer & Chief Financial Officer

                                  ACP Continuum Return Fund II, LLC             Treasurer & Chief Financial Officer

                                  Turner Investment Partners, Inc.              Chief Financial Officer, Treasurer

Diane Drake                       None                                          None
Secretary

CLOVER CAPITAL MANAGEMENT, INC.

Clover Capital Management, Inc. is the investment sub-adviser for the Turner Large Cap Value, Turner Midcap Value, Turner Small Cap Value and Turner Core Fixed Income Funds. The principal address of Clover Capital Management, Inc. is 11 Tobey Village Office Park, Pittsford, NY 14534. Clover is an investment adviser registered under the Advisors Act.

 NAME AND POSITION WITH                                                        CONNECTION WITH OTHER
        COMPANY                             OTHER COMPANY                      COMPANY
 ----------------------                  -------------------                   ---------------------
James G. Gould                           WealthNet LLC                         President, Director
Director & President

Richard J. Huxley                        None                                  None
Director of Fixed Income

Michael E. Jones                         WealthNet LLC                         Director, Investment Officer
Managing Director & Exec. VP

Geoffrey H. Rosenberger                  None                                  None
Managing Director, Exec VP,
Treasurer & Secretary

Stephen Carl                             None                                  None
Chief Operating Officer and
General Counsel

Item 27. Principal Underwriters

Turner Investment Distributors, Inc. also acts as principal underwriter of shares of:

Alpha Select Target Select Equity Fund
ACP Strategic Opportunities Fund II, LLC
ACP Continuum Return Fund II, LLC
Westlakes Institutional Portfolios

Item 28. Location of Accounts and Records:

      Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
      (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                  First Union National Bank
                  Broad & Chestnut Streets
                  P.O. Box 7618
                  Philadelphia, Pennsylvania  19101

      (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
      (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator and Sub- Administrator:

                  Turner Investment Partners, Inc.
                  1235 Westlakes Drive, Suite 350
                  Berwyn, PA 19312

                  SEI Investments Mutual Funds Services
                  Oaks, Pennsylvania 19456

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

                  Turner Investment Partners, Inc.
                  1235 Westlakes Drive, Suite 350
                  Berwyn, Pennsylvania  19312

                  Turner Investment Management LLC
                  c/o 1235 Westlakes Drive, Suite 350
                  Berwyn, PA 19312

                  Clover Capital Management, Inc.
                  11 Tobey Village Office Park
                  Pittsford, New York  14534

Item 29. Management Services: All management services contracts are discussed in parts A & B of this Registration Statement.

Item 30. Undertakings: None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 26 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 7th day of June, 2002.

                                             TURNER FUNDS

                                             By: /s/ Stephen J. Kneeley
                                             -----------------------------------
                                             Stephen J. Kneeley
                                             President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the dates indicated.


                   *                      Trustee                   June 7, 2002
      -------------------------
      Robert E. Turner


                   *                      Trustee                   June 7, 2002
      -------------------------
      Janet F. Sansone


                   *                      Trustee                   June 7, 2002
      -------------------------
      Alfred C. Salvato


                   *                      Trustee                   June 7, 2002
      -------------------------
      John T. Wholihan


      /s/ Stephen J. Kneeley              President and Chief       June 7, 2002
      -------------------------           Executive Officer
      Stephen J. Kneeley


               *                          Controller and            June 7, 2002
      -------------------------           Chief Financial
      Peter Golden                        Officer


*By:  /s/ Stephen J. Kneeley                                        June 7, 2002
      -------------------------
      Stephen J. Kneeley
      Attorney-in-Fact (pursuant to Power of Attorney)